SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

(Names of Registrant as Specified in Its Charter)

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MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

c/o Morgan Stanley Alternative Investment Partners LP

One Tower Bridge

100 West Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

To Our Limited Partners:

Notice is hereby given that a Special Meeting of Limited Partners of Morgan Stanley Institutional Fund of Hedge Funds LP (the “Fund”) will be held on Thursday, June 5, 2003 at 8:20 a.m., at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, Conference Room 3, New York, New York 10020, for the following purposes:

1. To elect Directors of the Fund.

2. To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only limited partners of record of the Fund at the close of business on April 10, 2003, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

STEFANIE V. CHANG

Secretary

Dated: April 21, 2003

If you do not expect to attend the Meeting, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your Proxy Card promptly.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

c/o Morgan Stanley Alternative Investment Partners LP

One Tower Bridge

100 West Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

PROXY STATEMENT

This statement is furnished by the Board of Directors of Morgan Stanley Institutional Fund of Hedge Funds LP (the “Fund”) in connection with the solicitation of Proxy Cards by the Board of Directors for use at a Special Meeting of Limited Partners (the “Meeting”) to be held on June 5, 2003 at 8:20 a.m., at the principal executive office of Morgan Stanley Investment Management Inc. (hereinafter “Morgan Stanley Investment Management” or “MSIM”), 1221 Avenue of the Americas, 22nd Floor, Conference Room 3, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to limited partners of the Fund on or about April 21, 2003. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Limited Partners.

If the accompanying Proxy Card is executed properly and returned, the limited partnership interest (“Interest”) represented by it will be voted at the Meeting in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting. If no instructions are specified, the Interest will be voted FOR the election of the nominees for Directors.

The Board has fixed the close of business on April 10, 2003 as the record date for the determination of limited partners entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, there were 45 limited partners of record entitled to vote at the Meeting and at any adjournment thereof. Each limited partner entitled to vote at the Meeting will cast a number of votes based on the value of the limited partner’s investment percentage as determined pursuant to the terms of the Fund’s Amended and Restated Agreement of Limited Partnership dated as of July 1, 2002, as may be amended from time to time (the “Agreement”).

The expense of solicitation will be borne by the Fund and will include reimbursement for reasonable expenses to any brokerage firms or other persons who or which may assist in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Morgan Stanley Alternative Investment Partners LP, the Fund’s general partner (the “General Partner”), Morgan Stanley AIP GP LP, the Fund’s investment adviser (the “Adviser”) and an affiliate of the General Partner, or other affiliates of the General Partner.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2002, to any limited partner requesting such report. Requests for the annual report should be made in writing to Morgan Stanley Institutional Fund of Hedge Funds LP, c/o Morgan Stanley Alternative Investment Partners LP, One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, or by calling (610) 260-7600.

The Board of Directors of the Fund recommends that you vote “FOR” the election of the nominees as directors as set forth in Proposal No. 1 of the Notice of Special Meeting of Limited Partners.

ELECTION OF DIRECTORS

(Proposal No. 1)

It is necessary at this time that the limited partners elect Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the limited partners, for the election of Charles A. Fiumefreddo, Michael Bozic, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and Phillip J. Purcell as Directors of the Fund for a term commencing on July 31, 2003 and continuing for the duration of the Partnership or until his status as a Director is terminated in accordance with the terms of the Agreement (as described below).

The proposed slate of nominees reflects an effort to consolidate the existing Board of the Fund with the boards of other registered investment companies, both open-end and closed-end, that are managed by affiliates of the General Partner and the Adviser, and that are marketed to retail investors (the “Retail Funds”). Among other benefits to the Fund, the Board believes that the consolidation will provide the opportunity for administrative efficiencies and some cost savings in addition to improving the effectiveness of the Board.

Board Approval of Election of Directors

In order to effect this consolidation, the individual nominees were evaluated and nominated by the Fund’s current Board of Directors. At a meeting held on March 24, 2003, the Board of Directors of the Fund proposed that Charles A. Fiumefreddo, Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, James F. Higgins and Phillip J. Purcell, current directors of the Retail Funds, become Directors of the Fund. Each proposal for election of a Director of the Fund made by the Board of Directors of the Fund is subject to the approval of the Fund’s limited partners at the Meeting. The seven nominees listed above will effectively be replacing Ronald E. Robison, Mitchell M. Merin (who was elected at a February 13, 2003 Board Meeting), John D. Barrett II, Vincent R. McLean, Jr., C. Oscar Morong, Jr., Gerard E. Jones, Thomas P. Gerrity and William G. Morton, who have tendered their resignations as Directors of the Fund effective July 31, 2003 (or, if the Fund’s Meeting of the limited partners is not held by then, on such later date as the Meeting is held). If the limited partners of the Fund elect the nominees as Directors, then after the Meeting, effective July 31, 2003 (or, if the Fund’s Meeting of the limited partners is not held by then, on such later date as the Meeting is held), the Board of Directors will consist of Phillip J. Purcell, Michael E. Nugent, Joseph J. Kearns, Fergus Reid, Charles A. Fiumefreddo, Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson and James F. Higgins. The current Directors who are not being considered for election at the Meeting and who will remain on the Board after the election are Michael E. Nugent, Joseph J. Kearns and Fergus Reid.

Pursuant to the Agreement, each Director holds office for the duration of the Fund, unless his or her status as a Director is terminated sooner upon (i) the Director’s death, (ii) the Director’s resignation, (iii) December 31 in the year in which the Director reaches 72 years of age (unless such termination is waived by a resolution of a majority of the other Directors), or (iv) the Director is removed, with or without cause, by a vote of the majority of limited partners or as otherwise provided under the terms of the Agreement. Each officer of the Fund is appointed, and holds his or her office and title, in the manner as provided for by resolution of the Directors, and until such time as a successor, if any, is appointed by resolution of the Directors.

Board Meetings and Committees

The Board of Directors of the Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund adopted a formal, written Audit Committee Charter on February 14, 2002, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee of the Fund met once during the fiscal year ended December 31, 2002.

The members of the Audit Committee are currently Joseph J. Kearns, John D. Barrett II, Vincent R. McLean, C. Oscar Morong, Jr. and Gerard E. Jones, none of whom is an “interested person,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (with such disinterested Directors being “Independent Directors”) and each of whom is “independent” as defined under the Rule 4200(a) of the NASD’s listing standards. The current Chairman of the Audit Committee is Joseph J. Kearns.

The Board of Directors also has a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to the Fund’s Board of Directors and establishes compensation for Independent Directors. The Fund adopted a formal written Nominating and Compensation Committee Charter on February 14, 2002. The current members of the Nominating and Compensation Committee are Fergus Reid, William G. Morton, Jr., Thomas P. Gerrity and Michael Nugent, each of whom is an Independent Director. The current Chairman of the Nominating and Compensation Committee is Fergus Reid. The Nominating and Compensation Committee did not meet during the fiscal year ending December 31, 2002.

There were four meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2002. For the 2002 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Director was a member of the Board.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxy Cards will be voted for such persons as the Board of Directors may recommend.

Information Regarding Current Directors and Nominee Directors

Certain information regarding the Directors of the Fund is set forth below:

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Interested Current Directors
Mitchell M. Merin *(1) 1221 Avenue of the Americas New York, NY 10020 (49)	Director and Chairman of the Board for the Fund since 2003

President, Chief Operating Officer and Director of MSIM; President, Director and Chief Executive Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc.; Chairman and Director of Morgan Stanley Trust; Director of various Morgan Stanley subsidiaries; President and Chief Executive Officer of the Retail Funds and TCW/DW Term Trust 2003; Trustee, President and Chief Executive Officer of the Van Kampen open-end funds; President and Chief Executive Officer of the Van Kampen closed-end funds; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Executive Vice President of Morgan Stanley Distributors Inc., Vice President of the Retail Funds and Executive Vice President of Morgan Stanley.

			None	None	91

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Interested Current Directors
Ronald E. Robison*(1) 1221 Avenue of the Americas New York, NY 10020 (64)	Director of the Fund since 2002

Chief Global Operations Officer and Managing Director of MSIM; Managing Director of Morgan Stanley & Co. Incorporated; Managing Director of Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; President, Chief Executive Officer and Director of Morgan Stanley Trust; Director or Trustee and President of various U.S. registered investment companies managed by MSIM; Vice President of the Retail Funds; Formerly, Managing Director and Chief Operating Officer of TCW Funds Management and Managing Director of Trust Company of the West.

			None	None	94

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Interested Nominees
Charles A. Fiumefreddo*† c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (69)	Nominee for Director of the Fund	Chairman and Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc. and Morgan Stanley Services Company Inc., Executive Vice President and Director of Morgan Stanley Dean Witter, Chairman and Director of Morgan Stanley Trust and Director and/or officer of various Morgan Stanley subsidiaries and Chief Executive Officer of the Retail Funds and the TCW/DW Term Trusts.	None	None	214

James F. Higgins*† c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (55)	Nominee for Director of the Fund	Senior Advisor to Morgan Stanley; Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services); Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, President and Chief Operating Officer of the Private Client Group of Morgan Stanley and President and Chief Operating Officer of Individual Securities of Morgan Stanley.	None	None	214

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Interested Nominees

Phillip J. Purcell*† 1585 Broadway New York, NY 10036 (59)	Nominee for Director of the Fund	Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley and Morgan Stanley Dean Witter Inc.; Director of Morgan Stanley Distributors Inc.; Director and/or officer of various Morgan Stanley subsidiaries; Chairman of the Board of Directors and Chief Executive Officer of Novus Credit Services Inc.; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003.	None	None	214

*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Purcell is Chairman and Chief Executive Officer of Morgan Stanley, of which the General Partner and the Adviser are subsidiaries, and Messrs. Merin and Robison are officers of MSIM, also a subsidiary of Morgan Stanley. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the General Partner and the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the General Partner and the Adviser are subsidiaries.
**	This information has been furnished by each Director and nominee.
†	Nominee for election as a Director of the Fund at the Meeting.
(1)	Messrs. Merin and Robison each have tendered their resignations as Directors effective July 31, 2003 (or, if the Fund’s Meeting of the limited partners is not held by then, on such later date as the Meeting is held).
(2)	The term “Family of Investment Companies” refers to registered investment companies, including the Fund, which are managed by the Adviser or share the same principal underwriter and are held out to investors as related companies for purposes of investment and investor services.

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Independent Current Directors
John D. Barrett II(1) Barrett Associates, Inc. 565 Fifth Avenue New York, NY 10017 (67)	Director of the Fund since 2002	CEO and Chairman of the Board of Directors of Barrett Associates, Inc. (investment counseling); Director of the Ashforth Company (real estate); Chairman of the Barrett Growth Fund; Limited Partner, Barrett Growth Partners, LP; Limited Partner, Long Meadow Holdings, LP; Director or Trustee of various U.S. registered investment companies managed by MSIM.	None	None	91

Thomas P. Gerrity(1) Wharton School University of Pennsylvania Philadelphia, PA 19104-6370 (61)	Director of the Fund since 2002

Professor of Management at the Wharton School of Business, University of Pennsylvania; Director of Sunoco (oil refining), Fannie Mae (mortgage finance), CVS Corporation (retail pharmacy), Internet Capital Group and Knight-Ridder, Inc. (newspapers); Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Dean of Wharton School of Business, University of Pennsylvania, and Director of Reliance Group Holdings (insurance), IKON Office Solutions, Inc. (office equipment), Fiserv (financial services), Investor Force Holdings, Inc. (institutional investment information services), Digital Equipment Corporation (computer equipment), ICG Commerce, Inc. (internet commerce) and Union Carbide Corporation (chemicals).

			None	None	91

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Independent Current Directors

Gerard E. Jones(1) Shipman & Goodwin, LLP 43 Arch Street Greenwich, CT 06830 (66)	Director of the Fund since 2002	Of Counsel, Shipman & Goodwin, LLP (law firm); Director of Tractor Supply Company, Tiffany Foundation and Fairfield County Foundation; Director or Trustee of various U.S. registered investment companies managed by MSIM.	None	None	93

Joseph J. Kearns† PMB 754 23852 Pacific Coast Highway Malibu, CA 90625 (60)	Director of the Fund since 2002	President, Kearns & Associates LLC (investment consulting); Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and UCLA Foundation; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chief Financial Officer of The J. Paul Getty Trust.	None	None	215

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Independent Current Directors

Vincent R. McLean(1) 702 Shackamaxon Dr. Westfield, NJ 07090 (71)	Director of the Fund since 2002	Director of Legal and General America, Inc. (insurance), Banner Life Insurance Co. and William Penn Life Insurance Company of New York; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of UNISYS Corporation) (computers).	None	None	91

C. Oscar Morong, Jr.(1) 1385 Outlook Drive West Mountainside, NJ 07092 (68)	Director of the Fund since 2002	Managing Director of Morong Capital Management; Trustee of the mutual funds in the Smith Barney CitiFunds fund complex; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc. and Director of the Indonesia Fund, the Landmark Funds and Ministers and Missionaries Benefit Board of American Baptist Churches.	None	None	91

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Independent Current Directors

William G. Morton, Jr.(1) 100 Franklin Street Boston, MA 02110 (65)	Director of the Fund since 2002	Director of RadioShack Corporation (electronics); Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chairman and Chief Executive Officer of Boston Stock Exchange.	None	None	91

Michael E. Nugent Triumph Capital 445 Park Avenue New York, NY 10022 (66)	Director of the Fund since 2002	General Partner, Triumph Capital, a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds; Director or Trustee of various U.S. registered investment companies managed by MSIM; Director of various business organizations; Formerly, Vice President of Bankers Trust Company and BT Capital Corporation.	None	None	214

Fergus Reid 85 Charles Colman Boulevard Pawling, NY 12564 (69)	Director of the Fund since 2002	Chairman and Chief Executive Officer of Lumelite Plastics Corporation; Trustee and Director of certain investment companies in the J.P. Morgan Funds complex managed by J.P. Morgan Investment Management Inc.; Director of various U.S. registered investment companies managed by MSIM.	None	None	216

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Independent Nominees
Michael Bozic† c/o Mayer, Brown, Rowe & Maw 1675 Broadway New York, NY 10019 (62)	Nominee for Director of the Fund	Retired; Director of Weirton Steel Corporation; Director or Trustee of the Retail Funds and the TCW/DW Term Trusts; Formerly, Vice Chairman of Kmart Corporation, Chairman and Chief Executive Officer of Levitz Furniture Corporation, President and Chief Executive Officer of Hills Department Stores and Chairman, Chief Executive Officer, President and Chief Operating Officer of the Sears Merchandise Group of Sears, Roebuck & Co.	None	None	214

Edwin J. Garn† c/o Summit Ventures LLC 1 Utah Center 201 S. Main Street Salt Lake City, UT 84111 (70)	Nominee for Director of the Fund

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the boards of various civic and charitable organizations; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, United States Senator (R-Utah), Chairman, Senate Banking Committee, Mayor of Salt Lake City, Utah, Astronaut, Space Shuttle Discovery, Vice Chairman, Huntsman Corporation (chemical company) and Member of the Utah Regional Advisory Board of Pacific Corp.

			None	None	214

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Independent Nominees

Wayne E. Hedien† c/o Mayer, Brown, Rowe & Maw 1675 Broadway New York, NY 10019 (68)	Nominee for Director of the Fund	Retired; Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; Director of various other business and charitable organizations; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly associated with the Allstate Companies, most recently as Chairman of The Allstate Corporation and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company.	None	None	214

Dr. Manuel H. Johnson† c/o Johnson Smick International, Inc. 2099 Connecticut Avenue N.W. Suite 950 Washington, DC 20036 (54)	Nominee for Director of the Fund	Senior Partner, Johnson Smick International, Inc. (consulting firm); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); Director or Trustee and Chairman of the Audit Committee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	None	None	214

†	Nominee for election as a Director of the Fund at the Meeting.
**	This information has been furnished by each Director and nominee.
(1)	Messrs. Barrett, Gerrity, Jones, McLean, Morong and Morton each have tendered their resignations as Directors effective July 31, 2003 (or, if the Fund’s Meeting of limited partners is not held by then, on such later date as the Meeting is held).
(2)	The term “Family of Investment Companies” refers to registered investment companies, including the Fund, which are managed by the Adviser or share the same principal underwriter and are held out to investors as related companies for purposes of investment and investor services.

Certain information regarding the officers of the Fund is set forth below:

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years
Ronald E. Robison* Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020 (64)	President and Director of the Fund since 2002

Chief Global Operations Officer and Managing Director of MSIM; Managing Director of Morgan Stanley & Co. Incorporated; Managing Director of Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; President, Chief Executive Officer and Director of Morgan Stanley Trust; Director or Trustee and President of various U.S. registered investment companies managed by MSIM; Vice President of the Retail Funds; Formerly, Managing Director and Chief Operating Officer of TCW Funds Management and Managing Director of Trust Company of the West.

Stefanie V. Chang* Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020 (36)	Vice President and Secretary of the Fund since 2002

Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; Assistant Secretary of the Retail Funds and Secretary of various U.S. registered investment companies managed by Van Kampen Investment Advisory Corp. and Van Kampen Asset Management Inc.; Previously, practiced law with the New York law firm of Clifford Chance US LLP (formerly Rogers & Wells).

Cory Pulfrey* One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19429 (43)	Vice President of the Fund since 2003

Managing Director of Morgan Stanley Investments LP and Morgan Stanley Alternative Investments Inc.; Lead Portfolio Manager for the Private Markets Portfolios; Formerly, Managing Director of the Weyerhauser Pension Fund Investment Group.

Noel Langlois* One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19429 (33)	Secretary of the Fund since 2002	Executive Director of Morgan Stanley Investments LP and Vice President and Assistant Treasurer of Morgan Stanley Alternative Investments Inc.; Chartered Financial Analyst Charterholder.

James W. Garrett* Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020 (34)	Assistant Treasurer of the Fund since 2002

Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; Previously with PriceWaterhouseCoopers LLP (formerly Pricewaterhouse LLP).

*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Robison, Mr. Garrett and Ms. Chang are officers of MSIM. Mr. Pulfrey and Mr. Langlois are officers of an affiliate of the General Partner and the Adviser.

Based on information furnished by each Independent Director as of April 10, 2003, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of MSIM or its affiliates as of such date.

Compensation of Directors and Officers

Set forth below are tables showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSIM or other affiliates of the General Partner and the Adviser (collectively, the “Fund Complex”) for their services as Directors of such investment companies for the fiscal year ended 2002 for each fund in the Fund Complex. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Current Directors	Aggregate Compensation(2)	Total Compensation From Fund and Fund Complex Paid to Directors(3)(4)
Interested Directors
Merin(1)	$0	$0
Robison(1)	0	0

Independent Directors
Barrett	$3,000	$90,000
Gerrity	3,000	89,000
Jones	3,000	93,500
Kearns(4)	3,500	95,500
McLean(4)	3,000	90,000
Morong(4)	3,000	90,000
Morton	3,000	89,000
Nugent(5)	3,000	296,475
Reid(4)	3,500	95,500

(1)	“Interested person” of the Fund within the meaning of the 1940 Act.
(2)	The amounts shown in this column reflect the compensation to Directors for fiscal year 2002, which will be paid in 2003.
(3)	Amounts shown in this column also include amounts received by each Director for service on the Boards of a number of other funds affiliated with the Fund that are part of the Fund Complex.
(4)	None of the Directors have entered into a deferred fee arrangement with the Fund. Amounts shown in this column include certain amounts deferred by Messrs. Kearns, McLean, Morong and Reid, in each case pursuant to a deferred fee arrangement with other funds in the Fund Complex. The amounts deferred by these Directors pursuant to deferred fee arrangements with other funds in the Fund Complex, and included in the amounts shown in this column, are as follows: (a) Kearns—$92,000; (b) McLean—$87,000; (c) Morong—$87,000; and (d) Reid—$88,632.
(5)	Michael Nugent is a participant in a retirement program adopted by certain of the Retail Funds (the “Adopting Funds”) pursuant to which he is entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on his length of service. As of the calendar year ended December 31, 2002, retirement benefits accrued by the Adopting Funds and his estimated benefit upon retirement from all Adopting Funds were $32,362 and $62,646 respectively. The Fund does not have a retirement plan, and the Directors do not receive any pension or retirement benefits from the Fund.

Name of Nominees	Aggregate Compensation	Total Compensation From Fund and Fund Complex Paid to Nominees(2)
Nominees for Interested Director
Fiumefreddo(1)	$0	$360,000
Higgins(1)	0	0
Purcell(1)	0	0

Nominees for Independent Director
Bozic	$0	$159,650
Garn	0	159,650
Hedien	0	158,950
Johnson	0	226,063

(1)	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds.
(2)	Amounts shown in this column also include amounts received by each nominee for service on the Boards of several other funds affiliated with the Fund which are part of the Fund Complex.

The election of the nominees for election as Directors of the Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund’s Agreement, the presence in person or by proxy of limited partners entitled to cast a majority of the votes entitled to be cast thereat will constitute a quorum. For this purpose, any abstentions applicable will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The Board of Directors of the Fund recommends that you vote “FOR” the election of the nominees as Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following persons owned beneficially more than 5% of the Fund’s outstanding Interests at April 10, 2003:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Commonwealth of Pennsylvania State Employees’ Retirement System 30 North Third Street Harrisburg, Pennsylvania 17101-1147	65.41% Interest	65.41%

Lilly Retirement Plan Master Trust(1) c/o The Northern Trust Company, as its Trustee 50 South LaSalle Street Chicago, IL 60675	5.69% Interest	5.69%

The Annie E. Casey Foundation(1) 701 St. Paul Street Baltimore, MD 21202	7.96% Interest	7.96%

(1)	Interest in the Fund held indirectly through an investment vehicle, managed by an affiliate of the General Partner and the Adviser, which invests all of its assets in the Fund (other than cash and short-term investments for cash management purposes), and through which interest holders in the vehicle have the right to vote pro rata on any matters submitted for a vote by the Fund to its limited partners.

AUDIT COMMITTEE REPORT AND AUDITOR FEES

Report of the Audit Committee

At a meeting held on February 13, 2003, the Board of Directors of the Fund, including a majority of the Directors who are not “interested persons,” as defined under the 1940 Act, of the Fund, acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2003. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 and has discussed with Ernst & Young LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund’s financial statements for the fiscal year ended December 31, 2002 were audited by Ernst & Young LLP. The Audit Committee has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2002 be included in the Fund’s most recent annual report.

Joseph J. Kearns, Chairman of the Audit Committee

John D. Barrett II, Member of the Audit Committee

Gerard E. Jones, Member of the Audit Committee

Vincent R. McLean, Member of the Audit Committee

C. Oscar Morong, Jr., Member of the Audit Committee

Audit Fees

The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for the fiscal year ended December 31, 2002 were $50,000.

Audit-Related Fees

There were no fees paid by the Fund to Ernst & Young LLP related to the annual audit of the Fund’s financial statements for the fiscal year ended December 31, 2002.

Tax Fees

The aggregate fees paid to Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for the Fund for the fiscal year ended December 31, 2002 were $20,000.

All Other Fees

There were no fees paid by the Fund to Ernst & Young LLP for any other products and services not set forth above for the Fund for the fiscal year ended December 31, 2002.

Aggregate Non-Audit Fees by the General Partner, the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Fund, the General Partner, the Adviser, MSIM and to any entities controlling, controlled by or under common control with MSIM for the fiscal year ended December 31, 2002, amounted to $774,000. Such services for the 2002 fiscal year included: (i) audit-related fees of $98,000 for the issuance of a report under Statement on Accounting Standards No. 70 titled “Reports on the Processing of Transactions by Service Organizations” and (ii) all other fees of $676,000 related to services such as performance attestation, operational control reviews, and the provision of educational seminars. The Audit Committee of the Fund also reviewed information regarding other services provided to affiliates of the General Partner and the Adviser by Ernst & Young LLP and the fees received by Ernst & Young LLP for those services.

Submission of Limited Partner Proposals

Limited partners wishing to submit proposals for inclusion in a proxy statement of a limited partner meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund at the address shown at the beginning of the Proxy Statement, within a reasonable time before the Fund begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of the limited partners arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

STEFANIE V. CHANG

Secretary

Dated: April 21, 2003

Limited Partners who do not expect to be present at the meeting and who wish to have their Interests voted are requested to date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

AUDIT COMMITTEE CHARTER

FOR MORGAN STANLEY INSTITUTIONAL FUND

OF HEDGE FUNDS LP

I.	Objectives:

1.	The Board of Directors of Morgan Stanley Institutional Fund of Hedge Funds LP (the “Fund”) has established an audit committee of certain independent directors (the “Audit Committee”). The objectives of the Audit Committee are:

(a)	to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and

(c)	to act as a liaison between the Fund’s independent auditors and the full Board of Directors of the Fund.

2.	The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

II.	Responsibilities:

1.	To carry out its objectives, the Audit Committee will have the following responsibilities:

(a)	to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors’ specific representations as to their independence;

(b)

to meet with the Fund’s independent auditors, including private meetings, as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s

A-1

responses thereto; and (iv) review the form of opinion the auditors render to the Board of Directors and the Fund’s shareholders;

(c)	to review significant current financial reporting issues and practices with management and auditors and to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

(d)	to review the fees charged by the auditors for audit and/or non-audit services;

(e)	to investigate improprieties or suspected improprieties in Fund operation;

(f)	to report its activities to the full Board of Directors of the Fund, on a regular basis, and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(g)	to review this Charter at least annually and recommend any changes to the full Board of Directors of the Fund.

2.	The Audit Committee will meet on a regular basis and is empowered to hold special meetings as circumstances may require. The Audit Committee will regularly meet with the Treasurer of the Fund and with representatives of the management company and other service providers responsible for financial reporting and controls.

3.	The Audit Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

Dated: February 14, 2002

A-2

PROXY CARD

Morgan Stanley Institutional Fund of Hedge Funds LP

C/O MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

ONE TOWER BRIDGE

100 WEST FRONT STREET, SUITE 1100

WEST CONSHOHOCKEN, PENNSYLVANIA 19428-2881

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all limited partnership interests (“Interests”) of the above Fund held of record by the undersigned on April 10, 2003 at the Special Meeting of Limited Partners to be held on June 5, 2003, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Interests heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated April 21, 2003.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

☒	Please mark your votes as in this sample.

1.	Election of the following nominees as Directors effective July 31, 2003:

FOR	WITHHELD
☐	☐

Michael Bozic Charles A. Fiumefreddo Edwin J. Garn Wayne E. Hedien James F. Higgins Dr. Manuel H. Johnson Phillip J. Purcell

For all nominees except as written on line above

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned limited partner, and in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted FOR the election of the nominees as Directors for the Fund as set forth above.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN INTERESTS ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURE(S)

DATE                                                                 , 2003

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  ☐